SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):

September 5, 2012

TECHS LOANSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	133-143630	20-4682058
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

319 Clematis Street, Suite 703

West Palm Beach, Florida 33401
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code:  (561) 514-9042

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       . ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       . ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       . ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

(b)

On February 15, 2012, Amended and Restated Articles of Incorporation (the “Amendment”) was filed with the Secretary of State of Nevada to change the name of the Company from Techs Loanstar, Inc. to Quture International, Inc. The Amendment was approved by a majority of the Company’s shareholders and the Company’s Board of Directors. The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. On September 4, 2012, FINRA approved the name change.

Item 9.01.   Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits.

Exhibit	Description
3.1	Certificate of Amendment and Amended and Restated Articles of Incorporation (filed herewith)
99.1	Press Release, dated September 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUTURE INTERNATIONAL, INC.
Date: September 12, 2012	By: /s/ Barry S. Hollander Barry Hollander, Principal Financial Officer